EXECUTION

FIFTH AMENDMENT TO SECOND LIEN SENIOR TERM LOAN AGREEMENT

THIS FIFTH AMENDMENT TO SECOND LIEN SENIOR TERM LOAN AGREEMENT (this “Fifth Amendment”) is entered into as of November 16, 2009, among QUEST CHEROKEE, LLC, a Delaware limited liability company (the “Borrower”), QUEST ENERGY PARTNERS, L.P., a Delaware limited partnership (the "MLP"), QUEST CHEROKEE OILFIELD SERVICE, LLC, a Delaware limited liability company ("QCOS"), STP NEWCO, INC., an Oklahoma corporation (“STP”; STP, QCOS and MLP collectively called the “Guarantors” and individually a “Guarantor”), ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent for the Lenders parties to the hereinafter defined Term Loan Agreement (in such capacities, the “Administrative Agent” and “Collateral Agent,” respectively), KEYBANK NATIONAL ASSOCIATION, as Syndication Agent (in such capacity, the “Syndication Agent”), SOCIÉTÉ GÉNÉRALE, as Documentation Agent (in such capacity, the “Documentation Agent”), and the undersigned Lenders comprising all the Lenders.

Reference is made to the Second Lien Senior Term Loan Agreement dated as of July 11, 2008 among Borrower, the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent and the Lenders parties thereto, as amended by a First Amendment to Second Lien Senior Term Loan Agreement dated as of October 28, 2008, a Second Amendment to Second Lien Senior Term Loan Agreement dated as of June 30, 2009, a Third Amendment to Second Lien Senior Term Loan Agreement dated as of September 30, 2009 and a Fourth Amendment to Second Lien Senior Term Loan Agreement dated as of October 30, 2009 (as amended, the “Term Loan Agreement”). Unless otherwise defined in this Fifth Amendment, capitalized terms used herein shall have the meaning set forth in the Term Loan Agreement; all section, exhibit and schedule references herein are to sections, exhibits and schedules in the Term Loan Agreement; and all paragraph references herein are to paragraphs in this Fifth Amendment.

RECITALS

A.        The Borrower, Administrative Agent, the Syndication Agent, the Documentation Agent and Lenders desire to enter into this Fifth Amendment.

Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

Paragraph 1.  Amendments. Effective as of the Fifth Amendment Effective Date (hereinafter defined), the Term Loan Agreement is amended as follows:

1.1	Definitions. Section 1.01 of the Term Loan Agreement is amended as follows:
(a)	The following definitions are amended in their entirety to read as follows:

“Agreement means this Credit Agreement as amended by the First Amendment to Credit Agreement, Second Amendment to Credit Agreement, Third Amendment to Credit Agreement, Fourth Amendment to Credit Agreement and Fifth Amendment to Credit Agreement.”

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“Maturity Date means (a) November 20, 2009 or (b) such earlier date as a result of any acceleration pursuant to Section 8.02(a).” (b)       The following definitions are inserted alphabetically into Section 1.01 of the Term Loan Agreement:

“Fifth Amendment Effective Date means November 16, 2009.”

“Fifth Amendment to Credit Agreement means that certain Fifth Amendment to Second Lien Senior Term Loan Agreement dated as of November 16, 2009, among the Borrower, Royal Bank of Canada, as Administrative Agent, Collateral Agent and as a Lender, KeyBank National Association, as Syndication Agent and as a Lender, Société Générale, as Documentation Agent and as a Lender, and the Lenders party thereto.”

Paragraph 2.  Effective Date. This Fifth Amendment shall not become effective until the date (such date, the “Fifth Amendment Effective Date”) the Administrative Agent receives all of the agreements, documents, certificates, instruments, and other items described below:

(a)       this Fifth Amendment, executed by the Borrower, the Guarantors, the Administrative Agent, the Syndication Agent, the Documentation Agent and all the Lenders.

Paragraph 3.  Acknowledgment and Ratification. The Borrower and the Guarantors each (i) consent to the agreements in this Fifth Amendment and (ii) agree and acknowledge that the execution, delivery, and performance of this Fifth Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of the Borrower or any Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, as amended and waived hereby, and all rights thereunder are hereby ratified and confirmed.

Paragraph 4.  Representations. The Borrower and the Guarantors each represent and warrant to the Administrative Agent and the Lenders that as of the Fifth Amendment Effective Date and after giving effect to the waivers and amendments set forth in this Fifth Amendment (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) no Default or Event of Default exists.

Paragraph 5.  Expenses. The Borrower shall pay on demand all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Fifth Amendment, including, without limitation, Attorney Costs in connection with the negotiation, preparation, delivery, and execution of this Fifth Amendment and any related documents, filing and recording costs, and the costs of title insurance endorsements, if any.

Paragraph 6.  Miscellaneous. This Fifth Amendment is a “Loan Document” referred to in the Term Loan Agreement. The provisions relating to Loan Documents in Article X of the Term Loan Agreement are incorporated in this Fifth Amendment by reference. Unless stated otherwise (i) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (ii) headings and captions may not be construed in interpreting provisions, (iii) this Fifth Amendment will be construed, and its performance enforced, under New York law and applicable federal law, (iv) if any part of this Fifth Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (v) this Fifth Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

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Paragraph 7.  ENTIRE AGREEMENT. THIS FIFTH AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS FIFTH AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Paragraph 8.  Parties. This Fifth Amendment binds and inures to the benefit of the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent, the Lenders, and their respective successors and assigns.

Paragraph 9.  Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Fifth Amendment.

Paragraph 10.Release. As additional consideration for the execution, delivery and performance of this Fifth Amendment by the parties hereto and to induce the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent, and the Lenders to enter into this Fifth Amendment, the Borrower warrants and represents to the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent, and the Lenders that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent, or any Lender or any defense to (i) the payment of Obligations under the Term Notes and/or the Loan Documents, or (ii) the performance of any of its obligations with respect to the Term Notes and/or the Loan Documents. In the event any such facts, events, statuses or conditions exist or have existed, Borrower unconditionally and irrevocably hereby RELEASES, RELINQUISHES and forever DISCHARGES Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent, and the Lenders, as well as their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, of and from any and all claims, demands, actions and causes of action of any and every kind or character, past or present, which Borrower may have against any of them or their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives arising out of or with respect to (a) any right or power to bring any claim for usury or to pursue any cause of action based on any claim of usury, and (b) any and all transactions relating to the Loan Documents occurring prior to the date hereof, including any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of any of them, and their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, including any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander or conspiracy, but in each case only to the extent permitted by applicable Law.

Paragraph 11. Effectiveness of Facsimile Documents and Signatures. This Fifth Amendment may be transmitted and/or signed by facsimile. The effectiveness of any such signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all Loan Parties, the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

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The parties hereto have executed this Fifth Amendment in multiple counterparts to be effective as of the Fifth Amendment Effective Date.

Remainder of Page Intentionally Blank

Signature Pages to Follow.

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            IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the Fifth Amendment Effective Date.

BORROWER:

QUEST CHEROKEE, LLC, as Borrower

By:	/s/ David C. Lawler
David C. Lawler
President

GUARANTORS:

QUEST ENERGY PARTNERS, L.P., as a Guarantor

By:	QUEST ENERGY GP, LLC, Its General Partner

	By:	/s/ David C. Lawler
David C. Lawler
President

QUEST CHEROKEE OILFIELD SERVICE, LLC, as a Guarantor

By:	QUEST CHEROKEE, LLC, Its Sole Member

	By:	/s/ David C. Lawler
David C. Lawler
President

STP NEWCO, INC., as a Guarantor

By:	/s/ David C. Lawler
David C. Lawler
President and Chief Executive Officer

Signature Page 1

AGREED TO AS OF THE FIFTH
AMENDMENT EFFECTIVE DATE:	ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent

	By:	/s/ Susan Khokher
	Name:	Susan Khokher
	Title:	Manager, Agency

Signature Page 2

AGREED TO AS OF THE FIFTH
AMENDMENT EFFECTIVE DATE:	L/C ISSUER AND LENDER:

ROYAL BANK OF CANADA, as a Lender and L/C Issuer

	By:	/s/ Leslie P. Vowell
Leslie P. Vowell
Attorney-in-Fact

Signature Page 3

AGREED TO AS OF THE FIFTH
AMENDMENT EFFECTIVE DATE:	KEYBANK NATIONAL ASSOCIATION, as Syndication Agent and a Lender

	By:	/s/ Robert F. Pollis, Jr.
	Name:	Robert F. Pollis, Jr.
	Title:	Senior Vice President

Signature Page 4

AGREED TO AS OF THE FIFTH
AMENDMENT EFFECTIVE DATE:	SOCIÉTÉ GÉNÉRALE, as Documentation Agent and a Lender

	By:	/s/ Stephen W. Warfel
	Name:	Stephen W. Warfel
	Title:	Managing Director

Signature Page 5

AGREED TO AS OF THE FIFTH
AMENDMENT EFFECTIVE DATE:	AMEGY BANK, N.A., as a Lender

	By:	/s/ John G. Murray
	Name:	John G. Murray
	Title:	Senior Vice President

Signature Page 6